EXHIBIT 10.8

                      FIRST AMENDMENT TO
              AMENDED AND RESTATED LOAN AGREEMENT



     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Amendment") is made as of November 14, 1996 by and among BANK OF AMERICA NW, N.A., successor by name change to Seattle-First National Bank, doing business as SEAFIRST BANK ("Seafirst Bank"), a national banking association; KEY BANK OF WASHINGTON, a Washington corporation; U.S. BANK OF WASHINGTON, N.A., a national banking association and successor to West One Bank, Washington; and LASALLE NATIONAL BANK, a national banking association (each individually a "Lender" and collectively the "Lenders"); SEAFIRST BANK as agent for Lenders (the "Agent"); and SHURGARD STORAGE CENTERS, INC., a Delaware corporation ("Borrower").

                           RECITALS

     A. Lenders, Agent and Borrower are parties to that certain Amended and Restated Loan Agreement dated as of September 9, 1996 (the "Loan Agreement").

     B. Borrower has requested, and Lenders and Agent have agreed, to amend the Loan Agreement upon certain terms and conditions contained in this Agreement.

     NOW, THEREFORE, Lenders, Agent and Borrower agree as follows:

                           AMENDMENT

     1.   Capitalized Terms

     Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Loan Agreement.

     2.   Amendments to Loan Agreement

     The definition of "Commitment" found in Section 1.1 of the Loan Agreement shall be amended to read as follows:

     "Commitment" means (a) subject to clause (c) below, between the date of this Agreement and the earlier of the Nomura Substitution Date or the Merger Date, One Hundred Five Million Dollars ($105,000,000); (b) if the earlier of the Nomura Substitution Date or the Merger Date occurs prior to March 31, 1997, then between such earlier date and March 31, 1997, One Hundred Seventy-Five Million Dollars ($175,000,000) and, after March 31, 1997, One Hundred Million Dollars ($100,000,000); and (c) if the earlier of the Nomura Substitution Date or the Merger Date does not occur prior to March 31, 1997, Fifty Million Dollars ($50,000,000) from and after March 31, 1997.

     The following is added as a new definition in Section 1.1 of the Loan Agreement:

     "Merger Date" means the first date when the condition set forth in Section 3.5(b) has been satisfied.

     3.   Negative Pledge Property Designation

     Borrower designates the properties listed on Exhibit A, attached hereto and incorporated herein by this reference, as Negative Pledge Properties. This Amendment shall constitute a Negative Pledge Designation Notice as defined Section 4.1 of the Loan Agreement.

     4.   Amended Quarterly Compliance Certificate

     The Lenders and Agent agree that Borrower may amend its Quarterly Compliance Certificate (the "Amended Quarterly Compliance Certificate") for the fiscal quarter ending September 30, 1996 to include the Negative Pledge Properties designated on Exhibit A of this Amendment for the entire fiscal quarter ending September 30, 1996, notwithstanding the fact that such properties were not designated until the date of this Amendment. The Amended Quarterly Compliance Certificate shall be deemed, for all purposes, to be the Quarterly Compliance Certificate described in Section 7.8(c)
of   the   Loan  Agreement  for  the  fiscal  quarter   ending
September  30,  1996,  and  the  Available  Amount   for   the
Applicable  Measurement  Period  beginning  on  the  date   of
Borrower's submission to Agent of the Amended Quarterly Compliance Certificate, shall be calculated in accordance with the Amended Quarterly Compliance Certificate.

     5.   Counterpart; Effectiveness of Amendment

     This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall become effective immediately upon the execution and delivery hereof by Borrower, Agent and each Lender.

     6.   Representations and Warranties

     Borrower   hereby   repeats   the   representations   and
warranties set forth in Article 6 of the Loan Agreement on and as of the date hereof.

     7.   Loan Agreement Remains in Effect

     Except as expressly amended by this Amendment, the Loan Agreement shall remain in full force and effect. Without limiting the generality of the foregoing sentence, all Quarterly Compliance Certificates other than the Amended
Quarterly Compliance Certificate shall be prepared in accordance with the Loan Agreement without regard to this Amendment.

     8.   Choice of Law

     This Amendment shall be governed by and construed in accordance with the laws of the state of Washington without regard to principles of conflicts of laws.

          ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN
          MONEY, TO  EXTEND CREDIT, OR TO  FORBEAR FROM
          ENFORCING  REPAYMENT  OF  A DEBT ARE NOT
          ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.


                                BORROWER:

                                SHURGARD STORAGE CENTERS, INC.
                                By /s/ Harrell Beck
                                   ------------------
                                 Its-----------------

                                Address:  1201 Third Avenue
                                          Suite 2200 Seattle,
                                          WA  98101
                                          Attn: Kristin Stred
                                Telephone: (206) 624-8100
                                Telefax:   (206) 624-1645

Pro Rata Share of
Total Commitment                LENDERS:

From Closing until              SEAFIRST BANK
March 31, 1997:
$72,500,000 41.42857%           By /s/ Robert Peters After
                                   ----------------------
                               Its Vice President
                                   ----------------------
After March 31, 1997:           Address:  Columbia Seafirst Center
$30,300,000 30.3%                         Floor 11
                                          701 Fifth Avenue
                                          Seattle, WA  98104
                                          Attn:  Robert Peters
                                          Metropolitan Commercial
                                          Banking Division

                                Telephone:(206) 358-3133
                                Telefax:  (206) 585-1794


From Closing until              KEY BANK OF WASHINGTON
March 31, 1997:
$35,000,000    20%             By/s/ James Scroggs
                                 ------------------
                                Its VP
                                   ----------------
After March 31, 1997:
$24,900,000    24.9%            Address:  700 Fifth Avenue
                                          Seattle, WA  98111
                                          Attn:  James Scroggs
                                Telephone: (206) 689-5444
                                Telefax:   (206) 684-6247

From Closing until              U.S. BANK OF WASHINGTON, N.A.
March 31, 1997:
$35,000,000     20%             By /s/ Matt Rudolf
                                  ------------------
                                 Its Vice President
                                   -----------------------
After March 31, 1997:
$24,900,000    24.9%            Address:  1420 Fifth Avenue
                                          Floor 11, WWH733
                                          Seattle, WA  98101
                                          Attn:  Matt Rudolf

                                Telephone: (206) 344-4276
                                Telefax:   (206) 344-2332



From Closing until              LASALLE NATIONAL BANK
March 31, 1997:
$32,500,000  18.571428%          By/s/ Brian Greenblatt
                                   --------------------
                                  Its VP
                                   --------------------
After March 31, 1997:
$19,900,000  19.9%              Address:  135 South LaSalle Street
                                          Chicago, IL 60603
                                          Attn: Brian Greenblatt

                                Telephone:(312) 904-6346
                                Telefax:  (312) 904-6469

                                AGENT:

                                SEAFIRST BANK

                                By /s/ Dora A. Brown
                                  -------------------
                                 Its A.V.P.
                                   ------------------

                                Address:  Seafirst Bank
                                          701 Fifth Avenue,
                                          Floor 16
                                          Seattle, WA  98124
                                          Attn:  Seafirst Agency
                                          Services

                               Telephone: (206) 358-0101
                               Telefax:   (206) 358-0971